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                                                                   EXHIBIT 10.14

                                SECOND AMENDMENT
                     TO 7000 BROADWAY BUILDING OFFICE LEASE
                                    between
                        DENVER JACK LIMITED PARTNERSHIP
                                      and
                ALLOS THERAPEUTICS, INC., A Virginia Corporation
                               Dated June 7, 1996

THIS SECOND AMENDMENT is to that certain office lease (the "Lease") dated October 30, 1995 and First Amendment to 7000 Broadway Building Office Lease dated October 30, 1995, by and between Denver Jack Limited Partnership ("Lessor") and Allos Therapeutics, Inc., a Virginia Corporation ("Lessee") with respect to approximately 4,022 square feet of space on the 3rd floor, known as Suite 310 (the "Premises"), in the building known as 7000 Broadway, Denver, Colorado (the "Building"). In the event of any conflict between the terms and provisions of the Lease as amended by the First Amendment, and the terms and provisions of this Second Amendment, the terms and provisions of this Second Amendment shall control.

     1. Amendment to Article 34, Rider Number One of the Lease Document. Lessor and Lessee do hereby agree that effective June 12, 1996 (the "Effective Date") the description of the Premises shall be deemed to be amended to include approximately 2,308 rentable square feet of additional office space located on the third (3rd) floor known as Suite 320 (the "Expansion Space") as outlined on the diagram of the third (3rd) floor of the building, attached hereto as Exhibit "A".

        Tenant's right to occupy and obligation to pay Base Rent on the "Expansion Space" shall commence on the "Effective Date" and shall terminate with the lease term which is redefined in paragraph 2 of this Second Amendment.

        Except as otherwise specifically provided herein, as of the "Effective Date" any reference to the term "Premises" in the Lease or any amendments thereto, including this Amendment, shall be deemed to include the "Expansion Space" as though originally a part of the Premises under the Lease and Tenant's occupancy thereof shall be subject to all of the terms and conditions of the Lease.

     2. Amendment to Article 1 of the Lease Document. Lessor and Lessee do hereby agree that as of the "Effective Date", the lease term as described in Article 1 of the Lease shall be extended through June 30, 2001.

     3. Amendment to Article 35 of Rider Number One to the Lease document. As of the "Effective Date", Lessor and Lessee do hereby agree that the Rent obligation in Article 35 of Rider Number One to the lease document be amended as outlined below:

                  06/12/96 - 12/31/96:    $6,215.16 per month
                  01/01/97 - 12/31/98:    $6,382.75 per month
                  01/01/99 - 06/30/01:    $6,550.33 per month

        Such other charges as may be required by the terms of this Lease to be paid by Lessee may be referred to in the Lease document as "Additional Rent." Lessor shall have the same rights as to the Additional Rent as it has to the payment of the rent set forth above.

        All payments are due on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof. Rent for any period during the term hereof, which is less than one month, shall be prorated based on a thirty (30) day calendar month. All rents payable hereunder shall be paid to Lessor in lawful money of the United States of America constituting legal tender at the time of payment, at the office of the building or to such other person at such other place as Lessor may, from time to time, designate in writing. The current payments or notice to Lessor shall be c/o CB Commercial Real Estate Group, Inc., 1050 Seventeenth Street, Suite 800, Denver, Colorado 80265.
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     4. Tenant Improvements. Lessee shall take the "Expansion Space" in its
        "as-is" condition.

     5. Amendment to Article 39 of Rider Number One to the Lease Document. As of the Effective Date, Tenant shall have the right to use on an unassigned, unreserved basis, an additional eleven (11) parking spaces in the 7000 Broadway parking area free of charge the term of the Lease. These spaces will be in addition to the twenty (20) parking spaces under Lessee's control in the Lease document.

     6. Amendment to Article 38 of Rider Number One of the Lease Document. Lessee's percentage of Operating Expenses as of the "Effective Date" shall be that proportion which the rentable area leased bears to the rentable area of the building. For purposes of the Lease, as herein amended, such percentage is 13.94%.

     7. Conflicts. If there is any conflict between the terms and provisions of this First Amendment and the terms and provisions of the Lease, the terms and provisions of this First Amendment shall govern. Except as herein specifically set forth, all other provisions of the Lease shall remain in full force and effect and be binding upon the parties in accordance with their terms.

LANDLORD:

          DENVER JACK LIMITED PARTNERSHIP
          CB COMMERCIAL REAL ESTATE GROUP, INC.
          AS MANAGER


     By:  /s/ ILLEGIBLE
          -------------------------------------
     Its: Senior Vice President
          -------------------------------------
     By:  /s/ ILLEGIBLE
          -------------------------------------
     Its: Assistant Vice President
          -------------------------------------


TENANT:

          ALLOS THERAPEUTICS,
          A VIRGINIA CORPORATION

     By:  /s/ JOHN T. GREFF
          -------------------------------------
     Its: VP Finance & CFO
          -------------------------------------


STATE OF COLORADO

COUNTY OF ADAMS

The foregoing instrument was acknowledged before me this 17th day of June, 1996 by John T. Guff as VP Finance and CFO.

Witness my hand and official seal.

My commission expires: May 2, 1999

                                             /s/ Lisa D. Lange
                                             -------------------------------
                                             Notary Public

[SEAL]
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                                 7000 BROADWAY
                                    BUILDING




                          McDERMOTT PLANNING & DESIGN








                                  EXHIBIT "A"
                                  FLOOR PLAN







                               ALLOS THERAPEUTICS
                             THIRD FLOOR SPACE PLAN